SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 25,2004
                                                            -----------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                         (State or other jurisdiction of
                         incorporation or organization)


      001-05767                                              54-0493875
      ---------                                              ----------
     (Commission                                          (I.R.S. Employer
      File No.)                                          Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)




                                 (804) 527-4000
              (Registrant's telephone number, including area code)





ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 26, 2004, Circuit City announced that it had completed the sale of its private-label finance operation, which included both its private-label Circuit City credit card accounts and its co-branded Circuit City Plus Visa credit card accounts, to Bank One Corporation.

         Circuit City anticipates that the net cash proceeds from the sale, which was completed on May 25, 2004, will total approximately $400 million and that the after-tax loss on the sale will total approximately $9 million, primarily driven by transition- and transaction-related expenses. Approximately $4 million of the loss was incurred in the fiscal year ended February 29, 2004. The company expects the remainder of the loss to be incurred in the company's first fiscal quarter ending May 31, 2004. On the date of the sale, the private-label operation included receivables and the related cash reserves of approximately $1.8 million and approximately 1.5 million active accounts.

         The two companies entered into a relationship in which Bank One purchased the portfolio, will offer new private-label and co-branded credit cards, and will provide credit card services to existing cardholders. Bank One will compensate Circuit City for each new account opened and provide special financing terms to Circuit City customers.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of business acquired.

    Not applicable.

(b) Pro forma financial information.

    The unaudited pro forma consolidated financial information with respect to the disposition of the Company's private-label finance operation required by
    Item 7 of Form 8-K is included on pages 3 through 6 of this report and is incorporated herein by reference.

(c) Exhibits.

    2.1 Purchase and Sale Agreement by and among Circuit City Stores, Inc., First North American National Bank, Tyler International Funding, Inc. and Bank One, Delaware, National Association dated as of January 16, 2004

    10.1 The Consumer Credit Card Program Agreement dated as of January 16, 2004, between Circuit City Stores, Inc. and Bank One, Delaware, N.A., (File No. 1-5767), is expressly incorporated herein by this reference

    99.1     Press Release dated May 26, 2004



                                       2



                            CIRCUIT CITY STORES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2004
                  (Amounts in thousands except per share data)

                                                         Circuit City                           Circuit City
                                                            Stores           Pro Forma            Stores
                                                          Historical        Adjustments          Pro Forma

NET SALES AND OPERATING REVENUES                       $    9,745,445     $       32,390 (A)  $   9,777,835
Cost of sales, buying and warehousing                       7,518,120                  -          7,518,120
                                                         -------------     --------------       ------------
GROSS PROFIT                                                2,227,325             32,390          2,259,715

Finance income                                                 32,693            (32,693)(A)              -

Selling, general and administrative expenses                2,220,796               (443)(A)      2,220,353

Stock-based compensation expense                               38,658                  -             38,658

Interest expense                                                1,804                  -              1,804
                                                         -------------     --------------       ------------
Loss from continuing operations before income taxes            (1,240)               140             (1,100)

Income tax (benefit) provision                                   (453)                52 (A)           (401)
                                                         -------------     --------------       ------------
NET LOSS FROM CONTINUING OPERATIONS                    $         (787)    $           88      $        (699)
                                                         =============     ==============       ============

Weighted average common shares:
        Basic                                                 205,865                               205,865
                                                         =============                          ============
        Diluted                                               205,685                               205,865
                                                         =============                          ============

NET EARNINGS PER SHARE FROM
     CONTINUING OPERATIONS:
        Basic                                          $            -                         $           -
                                                         =============                          ============
        Diluted                                        $            -                         $           -
                                                         =============                          ============


See accompanying notes to unaudited pro forma consolidated financial statements.


                                       3



                            CIRCUIT CITY STORES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF FEBRUARY 29, 2004
                             (Amounts in thousands)

                                                         Circuit City                            Circuit City
                                                            Stores           Pro Forma              Stores
                                                          Historical        Adjustments           Pro Forma
ASSETS

Current Assets:
Cash and cash equivalents                              $       783,471   $       419,668  (B)  $     1,203,139
Accounts receivable, net of allowance for
  doubtful accounts                                            154,039           (70,420) (C)           83,619
Retained interests in securitized receivables                  425,678          (425,678) (C)                -
Merchandise inventory                                        1,517,256                 -             1,517,256
Prepaid expenses and other current assets                       38,617                 -                38,617
                                                        ---------------     -------------       ---------------
Total Current Assets                                         2,919,061           (76,430)            2,842,631

Property and equipment, net                                    585,903            (3,913) (D)          581,990
Deferred income taxes                                           98,934             1,600  (F)          100,534
Other assets                                                    29,102                 -                29,102
                                                        ---------------     -------------       ---------------
TOTAL ASSETS                                           $     3,633,000   $       (78,743)      $     3,554,257
                                                        ===============     =============       ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable                                       $       879,635   $             -       $       879,635
Accrued expenses and other current liabilities                 131,512             2,592  (E)          134,104
Accrued income taxes                                            71,163                 -                71,163
Deferred income taxes                                           90,210           (75,914) (F)           14,296
Current installments of long-term debt                           1,115                 -                 1,115
Liabilities of discontinued operations                           3,068                 -                 3,068
                                                        ---------------     -------------       ---------------
Total Current Liabilities                                    1,176,703           (73,322)            1,103,381

Long-term debt, excluding current installments                  22,691                 -                22,691
Accrued straight-line rent                                      98,470                 -                98,470
Other liabilities                                              111,175                 -               111,175
                                                        ---------------     -------------       ---------------
TOTAL LIABILITIES                                            1,409,039           (73,322)            1,335,717
                                                        ---------------     -------------       ---------------

Stockholders' Equity:
Common stock                                                   101,950                 -               101,950
Capital in excess of par value                                 922,600                 -               922,600
Retained earnings                                            1,199,411            (5,421) (B)        1,193,990
                                                        ---------------     -------------       ---------------
TOTAL STOCKHOLDERS' EQUITY                                   2,223,961            (5,421)            2,218,540
                                                        ---------------     -------------       ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $     3,633,000   $       (78,743)      $     3,554,257
                                                        ===============     =============       ===============


See accompanying notes to unaudited pro forma consolidated financial statements.


                                       4



                            CIRCUIT CITY STORES, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements of Circuit City Stores, Inc. included on pages 3 through 4 give effect to the disposition of its private-label finance operation. The unaudited pro forma consolidated balance sheet assumes the disposition of the private-label finance operation on February 29, 2004. Pro forma information is based upon the historical consolidated balance sheet data of Circuit City as of that date.

The unaudited pro forma consolidated statements of operations for the fiscal year ended February 29, 2004, give effect to the disposition of the private-label finance operation as if the disposition occurred on March 1, 2003.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes incorporated by reference in the Circuit City Stores, Inc. Annual Report on Form 10-K for the fiscal year ended February 29, 2004.

The pro forma adjustments are based on available information and assumptions that management believes are reasonable and are described in the following notes. The unaudited pro forma consolidated financial statements do not necessarily represent Circuit City's results of operations and financial position had the transaction occurred at such dates nor are they necessarily indicative of results of operations and financial position that may occur in the future.

(A) The results of the private-label finance operation have been removed from the unaudited pro forma consolidated statements of operations. The pro forma adjustment to net sales and operating revenues reflects revenues that would have been earned in fiscal 2004 pursuant to the Consumer Credit Card Program Agreement with Bank One. Per the agreement, Bank One will pay Circuit City per each new account opened. The pro forma adjustment to finance income reflects the elimination of securitization income, payroll and related fringe benefit expenses and other direct expenses of the private-label finance operation. The pro forma adjustment to selling, general and administrative expenses reflects rental income from Bank One for office space. The pro forma adjustment to income taxes was made at an effective tax rate of 36.5 percent.

         Circuit  City  anticipates  the  after-tax  loss on the sale will total
         approximately   $9  million,   primarily   driven  by  transition-  and
         transaction-related expenses.


                                       5


         Approximately $4 million of the loss was incurred in the fiscal year ended February 29, 2004. The company expects the remainder of the loss to be incurred in the company's first fiscal quarter ending May 31, 2004.

(B) The unaudited pro forma consolidated balance sheet reflects after-tax net cash proceeds of approximately $420 million from the sale of the private-label finance operation as of February 29, 2004. The unaudited pro forma consolidated balance sheet includes adjustments to reflect the estimated after-tax loss of approximately $5 million expected to be incurred in the company's first fiscal quarter ending May 31, 2004.

         The cash proceeds as of the closing date will differ from the pro forma amounts presented as of February 29, 2004, because the proceeds are determined based on the credit card receivable balances as of the closing date. Based on the credit card receivable balances at May 25, 2004, the estimated after-tax cash proceeds from the sale total approximately $400 million.

(C) The pro forma adjustments to accounts receivable and retained interests in securitized receivables reflect the elimination of the assets sold.

(D) The pro forma adjustment to property and equipment reflects the elimination of assets sold.

(E) The pro forma adjustment to accrued expenses and other current liabilities reflects the estimated liability for transition- and transaction-related expenses resulting from the sale. Transition- and transaction-related costs of approximately $6 million were accrued in the historical financial statements at February 29, 2004.

(F) The pro forma adjustments to deferred income taxes reflect the reversal of deferred taxes related to the private-label finance operation.



                                       6


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY STORES, INC.



                            By:  /s/Philip J. Dunn
                                 -----------------------------------------------
                                  Philip J. Dunn
                                  Senior Vice President, Treasurer,
                                  Corporate Controller and
                                  Chief Accounting Officer



Date:  June 4, 2004


                                       7



                                INDEX TO EXHIBIT



Exhibit No.       Description of Exhibit
2.1               Purchase and Sale  Agreement by and among Circuit City Stores,
                  Inc., First North American National Bank, Tyler  International
                  Funding, Inc. and Bank One, Delaware, National Association dated as of January 16, 2004

10.1 The Consumer Credit Card Program Agreement dated as of January 16, 2004, between Circuit City Stores, Inc. and Bank One, Delaware, N.A., (File No. 1-5767), is expressly incorporated herein by this reference

99.1              Press Release dated May 26, 2004


                                       8